EXHIBIT 10.14


                       STANADYNE AUTOMOTIVE HOLDING CORP.

                          MANAGEMENT STOCK OPTION PLAN

                  This Management Stock Option Plan (this "Plan"), adopted by the Board of Directors of Stanadyne Automotive Holding Corp., a Delaware corporation (the "Company"), as of June 5, 1998.

                                    ARTICLE I

                                 PURPOSE OF PLAN

                  The Plan is adopted by the Board for certain management employees of the Company and its Subsidiaries as a part of the compensation and incentive arrangements for such employees. The Plan is intended to advance the best interests of the Company by allowing such employees to acquire an ownership interest in the Company, thereby motivating them to contribute to the success of the Company and to remain in the employ of the Company and its Subsidiaries. The availability of stock options under the Plan will also enhance the Company's ability to attract and retain individuals of exceptional talent to contribute to the sustained progress, growth and profitability of the Company.

                                   ARTICLE II

                                   DEFINITIONS

                  For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

                  "Accelerated Portion" shall have the meaning set forth in
Section 6.5 hereof.

                  "Affiliate" of a Person means any other Person controlling, controlled by or under common control with such Person, whether by ownership of voting securities, by contract or otherwise.

                  "Board" means the Board of Directors of the Company.

                  "Cause" means with respect to any Participant, termination of employment of such Participant by the Company or any of Subsidiary thereof due to: (i) such Participant's willful or negligent failure to comply with the lawful directives of the Board (or such Subsidiary's board of directors) or such Participant's supervisory personnel (provided such directives are consistent with his or her position), (ii) any indictment for a felony, (iii) any commission of any other criminal act (other than minor traffic offenses and similar acts), any act of material dishonesty, disloyalty, fraud or embezzlement or any act of moral turpitude or (iv) the failure to comply with the terms hereof or the Stockholders Agreement.

EXHIBIT 10.14


                  "CEO" means the President and Chief Executive Officer of the Company.

                  "Closing Date" means December 11, 1997.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

                  "Commission" means the United States Securities and Exchange Commission.

                  "Committee" means the Compensation Committee or such other committee of the Board as the Board may designate to administer stock options granted by the Company or, if for any reason the Board has not designated such a committee, the Board. The Committee, if other than the Board, shall be composed of two or more directors as appointed from time to time by the Board. At any time when the Company is subject to the reporting requirements of Section 13 or
Section 15(d) of the Securities Exchange Act, this Plan will be administered by a committee of one or more directors who are "disinterested persons," within the meaning of Rule 16b-3 of the Securities Exchange Act.

                  "Common Stock" means the Company's common stock, par value $0.01 per share, of which One Million Two Hundred Thousand shares are authorized pursuant to the Company's Articles of Incorporation, as amended on May 8, 1998.

                  "Company" means Stanadyne Automotive Holding Corp., a Delaware corporation.

                  "Company Sale" means a transaction with one or more independent third parties pursuant to which such party or parties (i) acquire (whether by merger, consolidation or transfer or issuance of capital stock) capital stock of the Company (or any surviving or resulting corporation) possessing the voting power to elect a majority of the board of directors of the Company (or such surviving or resulting corporation) or (ii) acquire all or substantially all of the Company's assets determined on a consolidated basis.

                  "Disability" means the inability of a Participant to perform the essential functions of such Participant's job, with or without reasonable accommodation, by reason of a physical or mental infirmity, for a continuous period of six months. The period of six months shall be deemed continuous unless such Participant returns to work for at least 30 consecutive business days during such period and performs during such period at the level and competence that existed prior to the beginning of the six-month period. The date of such Disability shall be on the first day of such six-month period.

                  "EBITDA" means, for any period, the sum of the amounts for such period of, without duplication, (a) net income, plus (b) income taxes paid or accrued and deducted in determining net income, plus (c) interest expenses paid or accrued and deducted in determining net income, plus (d) depreciation, amortization and other non-cash charges deducted in determining net income, minus (e) cash payments with respect to any non-recurring, non-cash charges previously added back pursuant to clause (d), and (f) excluding the impact of foreign currency translations, all determined in accordance with generally accepted accounting principles.

EXHIBIT 10.14



                  "EBITDA Target" means, with respect to each Plan Year, the EBITDA Target set forth opposite such Plan Year in the following chart:

                 PLAN YEAR                 EBITDA TARGET
              1/1/98 - 12/31/98            $39,100,000
              1/1/99 - 12/31/99             47,000,000
              1/1/00 - 12/31/00             52,200,000
              1/1/01 - 12/31/01             57,400,000



The Committee will make equitable adjustments to the EBITDA Targets from time to time to reflect (i) acquisitions and dispositions made by the Company and its subsidiaries during the Performance Plan Term and (ii) the establishment of accounting reserves prior to January 1, 1998 and, in each case, the anticipated effect on the EBITDA Targets resulting therefrom.

                  "Employee" means any full-time employee of the Company or any of its Subsidiaries.

                  "Exercise Price" means the amount payable for an Option Share upon exercise of an Option.

                  "Fair Market Value" as of any date means (a) with respect to publicly traded Common Stock, the market trading price of such Common Stock, (b) with respect to non-publicly traded Common Stock, the fair market value of such Common Stock (expressed on a per-share basis) as of such date, as determined in good faith by the Committee based on such factors as the Committee may deem appropriate, and (c) with respect to any Option (or portion thereof), the difference of (i) the product of the amount described in clause (a) or (b) above (as appropriate) multiplied by the number of Option Shares issuable upon exercise of the Option (or portion thereof), minus (ii) the aggregate Exercise Price of the Option (or portion thereof).

                  "Family Group" means, with respect to any individual, such individual's spouse and descendants (whether natural or adopted) and any trust established and maintained solely for the benefit of such individual, such individual's spouse or such individual's descendants.

                  "Initial Options" has the meaning set forth in Section 5.2 hereof.

                  "Matured Shares" means, with respect to any Participant, Common Stock owned by such Participant for longer than six months.

                  "Options" means the Initial Options and the Undesignated Options.

                  "Option Shares" means, with respect to any Participant, (a) any shares of Common Stock (or other shares of capital stock of the Company) issued by the Company upon exercise of any Option by such Participant, and (b) any shares of the capital stock of the Company issued in respect of any of the securities described in clause (a) above, by way of stock dividend, stock split, merger, consolidation, reorganization or other recapitalization.

EXHIBIT 10.14



                  "Participant" means any Employee who is selected to participate in the Plan in accordance with Article III of the Plan.

                  "Performance Plan Term" means the period beginning on the Closing Date and ending on December 31, 2001.

                  "Performance Level" means with respect to any Plan Year, the product of (i) 100 multiplied by (ii) a fraction, the numerator of which is the actual EBITDA of such Plan Year (treated for this purpose as a single accounting period) and the denominator of which is the EBITDA Target for such Plan Year.

                  "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Plan" means this Management Stock Option Plan, as amended or supplemented from time to time in accordance with its terms.

                  "Plan Year" means any of the consecutive calendar years ended December 31, 1998, 1999, 2000 and 2001, respectively.

                  "Qualified Public Offering" means the sale, in an underwritten public offering registered under the Securities Act, of shares of the Company's Common Stock having an aggregate offering value (before underwriters' discounts and selling commissions) of at least $30 million.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Stockholders Agreement" means the Stockholders Agreement dated as of the Closing Date among the Company and its stockholders.

                  "Subsidiary" means any corporation of which the Company owns, directly or through one or more Subsidiaries, securities having a majority of the ordinary voting power in electing the board of directors of such corporation.

                  "Transfer" means, with respect to any Option, the transfer, pledge, encumbrance, bequest, assignment or sale of such Option or any interest therein.

                  "Undesignated Options" has the meaning set forth in Section
5.3 hereof.

EXHIBIT 10.14


                                   ARTICLE III

                                 ADMINISTRATION

                  The CEO shall be responsible for the routine administration of the Plan, subject to the review and approval of the Committee. Subject to the requirements and limitations of the Plan, the CEO shall have the authority to select Participants and to grant Initial Options to Participants in such amounts as the CEO shall in his discretion, determine. Subject to the requirements and the limitations of the Plan, the Committee shall have the sole and complete responsibility and authority to: (a) approve the award of Options under this Plan; (b) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan; (c) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder; and (d) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan, including actions necessary or advisable in connection with the issuance of Undesignated Options. All authority not expressly granted to the CEO hereunder shall remain vested in the Committee. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other Persons. All expenses associated with the administration of the Plan shall be borne by the Company.


                                   ARTICLE IV

                      LIMITATION ON AVAILABLE OPTION SHARES

                  4.1 Option Shares. The aggregate number of shares of Common Stock with respect to which Options may be granted under the Plan shall not exceed One Hundred Twenty Thousand (120,000) shares; provided, however, that the aggregate number of shares of Common Stock with respect to which Options may be granted shall be subject to adjustment in accordance with the provisions of
Section 10.3 below.

                  4.2 Status of Option Shares. The shares of Common Stock for which Options may be granted under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine and shall be reserved by the Committee for issuance as provided in the Plan. To the extent any Undesignated Options are not awarded under the Plan, the Option Shares reserved for issuance in respect thereof shall become available for issuance for any purpose that the Committee, in its discretion, determines. To the extent any outstanding Options expire or are terminated prior to exercise, the Option Shares in respect of which such Options were issued shall remain available for reissuance to employees of the Company and its Subsidiaries pursuant to this Plan or any other plan or agreement approved by the Board.

EXHIBIT 10.14


                                    ARTICLE V

                                GRANT OF OPTIONS

                  5.1 Options. The CEO shall grant Initial Options to Participants and shall recommend to the Committee any subsequent grant of Undesignated Options (as defined below) to Participants in accordance with this
Article V.

                  5.2 Initial Options. On the date hereof, Options (the "Initial Options") will be issued to Participants selected by the CEO.

                  5.3 Undesignated Options. Additional Options (the "Undesignated Options") will be available for award to Employees under this Plan from time to time. Undesignated Options will be awarded on such terms, at such times, in such amounts and to such Employees as shall be determined by the Committee.

                  5.4 Form of Options.

                           (a) Initial Options granted under this Plan shall be non-qualified stock options and are not intended to be "incentive stock options" within the meaning of Section 422A of the Code or any successor provisions.

                           (b) The Exercise Price of each Initial Option granted pursuant to this Plan shall be $60.28 (subject to adjustment pursuant to Section 10.3).

                           (c) Initial Options shall be exercisable upon vesting (as determined pursuant to Article VI) and shall thereafter be exercisable until they expire or are terminated (as determined pursuant to Article VIII).

                  5.5 Option Agreement. Each Option granted hereunder to a Participant shall be evidenced by a certificate substantially in the form attached hereto as Annex I (or in such other form as the Committee may from time to time adopt) (the "Option Certificate") which shall be signed by the CEO or such other officer of the Company as the Committee shall designate. For purposes of the Plan, no Option shall be deemed to be outstanding until it has been granted to a Participant by the Committee and an Option Certificate has been executed and delivered by the Company and an Option shall cease to be outstanding when it is repurchased by the Company, terminates or is exercised pursuant to the Plan.

                  5.6 Joinder Agreement. As a condition to exercising any Options hereunder, any Participant who is not already a party to the Stockholders Agreement shall be required to execute a Joinder Agreement substantially in the form attached hereto as Annex II (the "Joinder") and thereby become a party to the Stockholders Agreement with respect to any Option Shares issued in connection with such exercise.

EXHIBIT 10.14




                                   ARTICLE VI

                               VESTING OF OPTIONS

                  6.1 Vesting of Initial Options. Initial Options issued pursuant to this Plan may be exercised only to the extent that they have vested. Not later than 90 days after the end of each Plan Year (so long as no Company Sale has been consummated prior to such date) the Committee shall determine the Performance Level for such Plan Year (such determination to be made in good faith based upon the annual audited consolidated financial statements for the latest fiscal year of the Company and its Subsidiaries ended on the last day of such Plan Year).

                  6.2 Accelerated Vesting of Initial Options. All Initial Options awarded under the Plan will vest on the seventh anniversary of the date of grant, subject to acceleration of vesting as set forth in sections 6.3 and
6.5 below; provided, in each case, that the Participant remains continuously employed with the Company or its Subsidiaries from the date of award through the date of determination. For purposes of accelerated vesting, each Participant will be deemed to be employed by the Company or its Subsidiaries with respect to any Plan Year if such Participant has been continuously employed by the Company or its Subsidiaries from January 1 of such Plan Year through December 31 of such Plan Year.

                  6.3 Performance-Based Acceleration. The vesting of each Participant's Initial Options shall be subject to acceleration as follows:

                  (a) No Initial Options will vest for any Plan Year with a Performance Level at or below 90.

                  (b) If the Performance Level for a given Plan Year is less than 100 but exceeds 90, a number of Initial Options equal to the product of (i) 25% of such Participant's Initial Options and (ii) a fraction the numerator of which equals the Performance Level for such Plan Year minus 90 and the denominator of which is ten, will vest as of the last day of such Plan Year.

                  (c) If the Performance Level for a given Plan Year equals or exceeds 100, Initial Options representing 25% of such Participant's Initial Options will vest as of the last day of such Plan Year.

                  (d) If (i) the Performance Level for any of the Plan Years ended December 31, 1998, 1999 or 2000 is less than 100 (the amount by which 100 exceeds the Performance Level for such Plan Year, the "Shortfall") and (ii) the Performance Level for the next successive Plan Year exceeds 100 by an amount equal to or exceeding such Shortfall, then, in addition to the acceleration of vesting for such successive Plan Year effected pursuant to subsection
                           (c), above, Initial Options representing the excess (if any) of (i) the number of Initial Options that would have vested (not to exceed 25% of such Participant's Initial Options) if the actual EBITDA for the preceding Plan Year was increased by the amount by which the actual EBITDA for the current year exceeded the EBITDA Target for the current year over (ii) the number of Initial Options that vested in the preceding Plan Year, shall vest as of the last day of such successive Plan Year.

EXHIBIT 10.14


                  6.4 Termination of Employment. On the date of termination of employment, all unvested Initial Options held by a terminated Participant shall cease to vest.

                  6.5 Vesting on Company Sale. If (a) a Company Sale is consummated prior to the end of the Performance Plan Term and (b) the Performance Level for the Plan Year immediately prior to the year in which such Company Sale is consummated equals or exceeds 100, then the Accelerated Portion of the remaining Initial Options held by a Participant will vest immediately prior to the consummation of such Company Sale. For purposes of this Section 6.5, "Accelerated Portion" shall mean that portion of the Initial Options held by a Participant eligible to vest during each of the Plan Years ended after the date such Company Sale is consummated that would have vested if the Performance Level for each such Plan Year was equal to the product of (i) 100 and (ii) a fraction, the numerator of which is the actual cumulative EBITDA for the Company and its Subsidiaries during all Plan Years ended before the date such Company Sale is consummated (treated for this purpose as a single accounting period) and the denominator of which is the sum of the EBITDA Targets for all such Plan Years.

EXHIBIT 10.14




                                   ARTICLE VII

                               EXERCISE OF OPTIONS

                  7.1 Right to Exercise. Initial Options may not be Transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant, Initial Options may be exercised only by such Participant (or his legal guardian or legal representative). Any Transfer or attempted Transfer of an Initial Option contrary to this Section 7.1 shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Initial Option as the owner of such Initial Option for any purpose. In the event of the death of a Participant, exercise of Initial Options granted hereunder shall be made only by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant's rights under the Initial Option shall pass by will or the laws of descent and distribution.

                  7.2 Procedure for Exercise. Any Participant may exercise all or any portion of any of such Participant's Initial Options, to the extent they have vested pursuant to Article VI and are outstanding, at any time and from time to time prior to its expiration, by completing, signing and delivering to the Company (to the attention of the Company's Secretary) a notice of exercise substantially in the form attached hereto as Annex III (or in such other form as the Committee may from time to time adopt and provide to the Participant) (the "Exercise Notice"), accompanied by a Joinder (if such Participant is not already a party to the Stockholders Agreement) together with the related Option Certificate(s) and payment in full of an amount equal to the product of (i) the Exercise Price multiplied by (ii) the number of Option Shares to be acquired (the "Aggregate Exercise Price"). Payment of the Aggregate Exercise Price shall be made in cash (including check, bank draft or money order); provided that at any time when the Company is publicly traded, if a Participant owns Matured Shares with a Fair Market Value exceeding the Aggregate Exercise Price in connection with such exercise, such Participant may, in lieu of paying the Aggregate Exercise Price in cash, deliver an Exercise Notice accompanied by the certificate for the Matured Shares (duly executed) and indicate in such Exercise Notice that such Participant intends to effect a cash less exercise thereof and be entitled to receive, in respect of the exercise of the Initial Option and the cancellation of Matured Shares with an aggregate Fair Market Value equal to the Aggregate Exercise Price, (x) the number of Option Shares that otherwise would be issued hereunder if the Aggregate Exercise Price were paid in cash and (y) the number of Matured Shares with an aggregate Fair Market Value equal to the excess of the aggregate Fair Market Value of the Matured Shares before such cashless exercise minus the Aggregate Exercise Price. Notwithstanding anything in this Section 7.2(a) to the contrary, in the event that any Initial Option Certificate representing Initial Options granted to a Participant is lost, stolen or destroyed, the Participant may, in lieu of delivering such Initial Option Certificate at the time of exercise, deliver an affidavit as to its loss, theft or destruction and any indemnity that the Company may reasonably request. A Participant's right to exercise the Initial Option shall be subject to the satisfaction of all conditions set forth in the Exercise Notice. If a Participant exercises any Initial Options for less than all of the Option Shares covered by the relevant Option Certificate, the Company shall issue a new Option Certificate to such Participant in respect of the portion of such Initial Option remaining unexercised.

                  7.3 Securities Laws Restrictions on Transfer of Option Shares. Each Participant exercising an Initial Option will be required to represent to the Company in the Exercise Notice that when such Participant exercises his or her Initial Option such Participant will be purchasing Option Shares for his or her own account for investment and not on behalf of others or otherwise with a view toward distributing them. Each Participant is advised that federal and state securities laws govern and restrict each Participant's right to Transfer, or offer to

EXHIBIT 10.14


Transfer, any Option Shares unless such Participant's Transfer, or offer to Transfer, is registered under the Securities Act and state securities laws, or such Transfer, or offer to Transfer, is exempt from registration or qualification thereunder. Each Participant is further advised that the Stockholders Agreement, to which each Participant will become a party upon exercising of such Participant's Initial Options, imposes additional restrictions on the transfer of Option Shares, and that the certificates for any Option Shares issued in connection with such exercise will bear such legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

                  7.4 Withholding of Taxes. The Company shall be entitled, if necessary or desirable, to withhold from any Participant from any amounts due and payable by the Company to such Participant (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any Option Shares issuable under the Plan, and the Company may defer such issuance unless indemnified to its satisfaction.

                  7.5 Listing, Registration and Compliance with Laws and Regulations. Initial Options shall be subject to the requirement that if at any time the Committee shall make a good faith determination that the listing, registration or qualification of Option Shares upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Initial Options or the issuance or purchase of Option Shares thereunder, no Initial Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee. The Company shall in good faith, and to the extent consistent with its reasonable business judgment, exercise all reasonable efforts to obtain any such listing, registration, qualification or approval. The holders of such Initial Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval.


                                  ARTICLE VIII

                              EXPIRATION OF OPTIONS

                  8.1 Expiration Date. In no event shall any part of any Initial Option be exercisable after 5:00 p.m. Eastern Standard Time on the tenth anniversary of the date hereof (the "Expiration Date").

                  8.2 Accelerated Expiration: Company Sale. Any Initial Options not exercised or deemed exercised in connection with a Company Sale pursuant to
Section 7.2(b) hereof shall expire upon the consummation of the first Company Sale occurring after the Closing Date.

                  8.3 Accelerated Expiration: Termination of Employment. All unvested Initial Options held by a Participant shall expire and be forfeited on the date of such Participant's termination of employment. All vested Initial Options held by a Participant not previously exercised shall expire and be forfeited

EXHIBIT 10.14


                           (a) on the date of termination in the event such Participant shall cease to be an employee of the Company or its Subsidiaries by reason of such Participant's (i) resignation for any reason other than retirement during the Performance Plan Term or (ii) termination for Cause; and

                           (b) on the thirtieth (30th) day after the date of termination in the event such Participant shall cease to be an employee of the Company or its Subsidiaries by reason of such Participant's (i) retirement during the Performance Plan Term, (ii) resignation for any reason, including retirement, after the Performance Plan Term or (iii) termination without Cause.

Anything to the contrary notwithstanding, in the event of the death or Disability of a Participant, all Initial Options, vested and unvested, held by such Participant shall not expire or be forfeited but shall be subject to the provisions of Article IX hereof.

                                   ARTICLE IX

                            COMPANY REPURCHASE OPTION

         Section 9.1 Repurchase Option. In the event a Participant ceases to be an Employee as a result of such Participant's death or Disability, then the Company shall have the right, but not the obligation (the "Company Option"), to purchase from such Participant (or the successors in interest of such Participant) all or any portion of such Participant's Initial Options at a purchase price equal to the Fair Market Value of the options to be purchased (the "Repurchase Price"). The Company Option shall be of no further force and effect from and after the consummation of a Qualified Public Offering.

         Section 9.2 Exercise of Repurchase Option. The Company shall exercise the Company Option by delivering written notice (the "Repurchase Notice") to the Participant (or the successors in interest of such Participant) within ninety days after the date of such Participant's termination of employment (the "Repurchase Period"), which Repurchase Notice shall set forth the aggregate number of Option Shares covered by the Initial Option or Initial Options to be repurchased (the "Repurchase Options"). If the Company exercises the Company Option as provided herein, the Company shall, within thirty days after delivery of the Repurchase Notice, pay to the Participant (or the successors in interest of such Participant), by certified check, the Repurchase Price; provided, however, that in the event that any such repurchase is prohibited by or would cause a default under any of the Company's or its Subsidiaries' agreements for borrowed money, the thirty day time period referred to in this Section 9.2 shall be tolled for so long as such prohibition or potential default exists. If the Company exercises the Company Option for only a portion of the Initial Options evidenced by a single Option Certificate, the Company shall issue an Option Certificate to the Participant representing the Initial Options remaining after such exercise.

         Section 9.3 Failure to Exercise Repurchase Option. If the Company does not deliver a Repurchase Notice within the Repurchase Period, the related Initial Option shall no longer be subject to the provisions of this Article IX.

EXHIBIT 10.14


         Section 9.4 Assignment. The Company may assign its rights pursuant to this Article IX to American Industrial Partners Capital Fund II, L.P. or any of its Affiliates, in whole or in part, at any time and from time to time. Upon such an assignment, all references to "the Company" in this Article IX shall be deemed to be references to the assignee of the Company to the extent of the interest so assigned.

                                    ARTICLE X

                                  MISCELLANEOUS

                  10.1 Rights of Participants. Nothing in this Plan shall interfere with or limit in any way any right of the Company or any of its Subsidiaries to terminate any Participant's employment at any time (with or without Cause), nor confer upon any Participant any right to continued employment by the Company or any of its Subsidiaries for any period of time or to continue such employee's present (or any other) rate of compensation. Transfer of an Employee from the Company to a Subsidiary, from a Subsidiary to the Company and from one Subsidiary to another shall not be considered a termination of such Employee's employment for purposes of this Plan. No Employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

                  10.2 Supplementation Amendment Suspension and Termination of Plan. The Committee reserves the right to supplement the Plan in order to specify the terms and conditions under which the Company shall issue the Undesignated Options. The Committee may not suspend, terminate or materially amend the Plan or any portion thereof at any time without the consent of Participants who hold a majority of the Option Shares issued or issuable pursuant to Options issued under the Plan or without such greater or other stockholder approval to the extent such approval is required, by law, agreement or the rules of any exchange upon which the Common Stock is listed. Notwithstanding the foregoing, no suspension, termination or amendment of or to the Plan will affect adversely the rights of any holder of Options with respect to Options issued hereunder prior to the date of such suspension, termination or amendment without the consent of such holder.

                  10.3 Adjustments. In the event of a reorganization, recapitalization, stock dividend, stock split, share combination or other change in the shares of Common Stock, the Committee shall make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the Exercise Prices specified therein and other amendments to the Plan as the Committee, in good faith, determines to be appropriate and equitable in order to prevent the dilution or enlargement of the rights granted hereunder or under any outstanding Options.

                  10.4 Construction of Plan. The validity, construction, interpretation, administration and effect of the Plan shall be determined in accordance with the local law, and not the law of conflicts, of the State of Delaware.

                  10.5 Indemnification. The Company will, and will cause each of its Subsidiaries to, indemnify the CEO and the members of the Committee against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder or any Option Shares issued pursuant to the exercise of an Option, and against all amounts paid by them in settlement

EXHIBIT 10.14


thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, however, that any such Person shall be entitled to the indemnification rights set forth in this Section 10.5 only if such Person has acted in good faith and in a manner that such Person reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and provided further that upon the institution of any such action, suit or proceeding such Person shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Person undertakes to handle and defend it on his or her own behalf.



                            [END OF TEXT OF DOCUMENT]

EXHIBIT 10.14


                                                                         Annex I

                  THIS OPTION AND THE OPTION SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS OPTION IS ISSUED PURSUANT TO A MANAGEMENT STOCK OPTION PLAN ADOPTED JUNE 5,1998 BY THE BOARD OF DIRECTORS OF THE ISSUER (THE "PLAN") AND THIS OPTION IS SUBJECT TO THE TERMS SET FORTH IN THE PLAN.

              OPTION TO PURCHASE__________________________SHARES OF

                                 COMMON STOCK OF

                       STANADYNE AUTOMOTIVE HOLDING CORP.


                     OPTION NO._____________ [JUNE 5, 1998]


                            VOID AFTER [JUNE 5,2008]



                  This certifies that _______________, ("Participant") is entitled, upon the due exercise hereof, to purchase up to _____ shares of Common Stock, par value $0.01 per share (the "Option Shares") of Stanadyne Automotive Holding Corp., a Delaware corporation (the "Company") at a price (the "Exercise Price") of [$60.28] per Option Share. This option (this "Option") is issued pursuant to a Management Stock Option Plan adopted June 5, 1998 by the Company's Board of Directors (the "Plan") and is subject in its entirety to the terms and conditions of the Plan, as amended from time to time, all of which are hereby incorporated in the terms of this Option. Capitalized terms, which are used but not defined herein shall have the respective meanings ascribed to them in the Plan.

                  To the extent otherwise permitted by the Plan, the Participant may exercise all or any portion of the Option by executing and delivering to the Company an Exercise Notice and a Joinder to Stockholders Agreement (copies of which may be obtained from the Company) together with full payment of the aggregate Exercise Price for all Option Shares being so purchased, such payment to be made (i) if to be paid in cash, by cash, check, bank draft or money order made payable to "Stanadyne Automotive Holding Corp." or (ii) if to be paid by delivery of Matured Shares, by delivery of the certificate(s) for the Matured Shares (duly executed). Except as otherwise expressly provided by the Plan, this Option shall be deemed to have been exercised and the Option Shares issuable upon such exercise shall be deemed to have been issued as of the close of business on the date upon which all of the foregoing items are received by the Company.

                  In the event of reorganization, recapitalization, stock dividend, stock split, share combination or other change in the Common Stock of the Company, the number and, if applicable, the type of Option Shares issuable upon exercise of this Option and the Exercise Price therefor shall be adjusted as provided in the Plan.

EXHIBIT 10.14



                  THIS OPTION MAY NOT BE TRANSFERRED BY THE PARTICIPANT EXCEPT IF AND AS OTHERWISE PERMITTED BY THE PLAN.

                  Prior to the exercise of this Option as permitted by the Plan, the Participant shall not, with respect to the Option Shares issuable upon the due exercise hereof be entitled to any of the rights of a stockholder of the Company including, without limitation, the right as a stockholder to (i) vote on or consent to any proposed action of the Company, or (ii) receive dividends or other distributions made to stockholders, (iii) receive notice of or attend any meetings of stockholders of the Company, or (iv) receive notice of any other proceedings of the Company.

                  IN WITNESS WHEREOF, the Company has executed this Option as of the date first above written.

                                        STANADYNE AUTOMOTIVE HOLDING CORP.
                                        By: _______________________________
                                        Its:_______________________________

                  [SEAL]


Attest: _____________________________

EXHIBIT 10.14



                                                                        Annex II

                             FORM OF JOINDER TO THE

                             STOCKHOLDERS AGREEMENT

                  This Joinder (this "Agreement") is made as of the date written below by the undersigned (the "Joining Party") in favor of and for the benefit of Stanadyne Automotive Holding Corp. and the other parties to the Stockholders Agreement, dated as of December 11, 1997 (the "Stockholders Agreement"). Capitalized terms used but not defined herein shall have the meanings given such terms in the Stockholders Agreement.

                  The Joining Party hereby acknowledges, agrees and confirms that, by his or her execution of this Joinder, the Joining Party will be deemed to be a party to the Stockholders Agreement and shall have all of the obligations of an Employee Stockholder thereunder as if he or she had executed the Stockholders Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Stockholders Agreement.

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder as of the date written below.


Date:
     --------------------------------

                                                --------------------------------
                                                Name:

EXHIBIT 10.14

                                                                       Annex III

                                 EXERCISE NOTICE

                  This Exercise Notice (this "Notice") is given by the undersigned participant ("Participant") to Stanadyne Automotive Holding Corp., a Delaware corporation (the "Company") in connection with the Participant's exercise of an Option granted pursuant to the Company's Management Stock Option Plan, adopted June 5, 1998 (the "Plan") to purchase Option Shares (as defined in the Plan). Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Plan.

                  1.       Purchase and Sale of Option Shares.

                           (a) Upon delivery to the Company of this Notice and the Option to which it relates, the Company will sell and issue to Participant, the Option Shares that Participant elects to purchase hereunder. Participant will deliver to the Company herewith the aggregate Exercise Price for the Option Shares purchased hereunder (if payable in cash) by check, bank draft or money order made payable to "Stanadyne Automotive Holding Corp."

                           PARTICIPANT IS ADVISED THAT IT MAY BE IN
         PARTICIPANT'S OWN BEST INTEREST TO MAKE AN EFFECTIVE ELECTION WITH THE INTERNAL REVENUE SERVICE UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS PROMULGATED THEREUNDER, AND THAT PARTICIPANT SHOULD CONSULT WITH PARTICIPANT'S TAX ADVISOR ABOUT THE DESIRABILITY OF AND PROCEDURE FOR MAKING SUCH AN ELECTION BEFORE EXERCISING THE OPTION TO WHICH THIS NOTICE RELATES.

                           (b) In connection with the purchase and sale of the Option Shares hereunder, Participant represents and warrants to the Company that:

                                    (i) The Option Shares to be acquired by
                  Participant pursuant to Participant's exercise of the Option will be acquired for Participant's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Option Shares will not be disposed of in contravention of the Securities Act or any applicable state securities laws;

                                    (ii) Participant is sophisticated in
                  financial matters and is able to evaluate the risks and benefits of the investment in the Option Shares;

                                    (iii) Participant is able to bear the
                  economic risk of his or her investment in the Option Shares for an indefinite period of time because the Option Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available;

                                    (iv) Participant has had an opportunity to
                  ask questions and receive answers concerning the terms and conditions of the Option Shares and has had full access to such other

EXHIBIT 10.14



                  information concerning the Company as he or she has requested; and

                                    (v) Participant is a resident and
                  domiciliary of the state or other jurisdiction hereinafter set forth opposite such Participant's signature and Participant has no present intention of becoming a resident of any other state or jurisdiction. If Participant is a resident and domiciliary of a state that requires the Company to ascertain certain other information regarding the Participant, the Company may attach a page to this Notice containing additional representations to be made by Participant in connection with such Participant's investment in Option Shares, and by signing this Notice, Participant shall be deemed to have made such additional representations to the Company.

                           (c) Participant further acknowledges and agrees that:

                                    (i) neither the issuance of the Option
                  Shares to Participant nor any provision contained herein shall entitle Participant to remain in the employment of the Company and its Subsidiaries or affect any right of the Company to terminate Participant's employment at any time for any reason;

                                    (ii) the Company shall have no duty or
                  obligation to disclose to Participant and Participant shall have no right to be advised of, any material information regarding the Company and its Subsidiaries in connection with the repurchase of Option Shares upon the termination of Participant's employment with the Company and its Subsidiaries or as otherwise provided hereunder; and

                                    (iii) the Company shall be entitled to
                  withhold from participant from any amounts due and payable by the Company to Participant (or secure payment from Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to such Option Shares and the Company may defer issuance until indemnified to its satisfaction.

                           (d) The Company and Participant acknowledge and agree that the Option Shares issued in connection herewith hereunder, are issued as a part of the compensation and incentive arrangements between the Company and Participant.

                  2. Restriction on Option Shares. Participant acknowledges that the Option Shares being purchased hereunder are being issued pursuant to the Plan, the terms and conditions of which are incorporated herein as if set forth fully herein, and that such Option Shares are subject to certain restrictions on transfer, rights of repurchase and other provisions set forth in the Plan and the Stockholders Agreement. Purchaser acknowledges that the certificates evidencing such Option Shares shall be imprinted with a legend providing notice of such restrictions substantially in the form set forth in the Stockholders Agreement.

                                    * * * * *

EXHIBIT 10.14



                  IN WITNESS WHEREOF, the Participant has executed this Notice as of the date written below.


No. of Shares of Common Stock:
Aggregate Exercise Price Therefor:
Cashless Exercise (by Delivery of
Matured Shares):                                Yes          No




Signature of Participant                       Date

Print Participant's Name                       Participant's Social Security No.

Participant's Residence Address:               Mailing Address, if different
                                               from Residence Address:


Street                                         Street


City         State    Zip Code                 City         State    Zip Code


Acknowledged Receipt of Notice as of______________________.



STANADYNE AUTOMOTIVE HOLDING CORP.

By:

Its: